SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party Other Than the Registrant [   ]

Check the Appropriate Box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

NOVO NETWORKS, INC.

(Name of the Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

[X]	No Fee Required.
[ ]	Fee Computed on Table Below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of Each Class of Securities to Which Transaction Applies:

(2) Aggregate Number of Securities to Which Transaction Applies:

(3) Per Unit Price or Other Underlying Value of Transaction Computed Pursuant to Exchange Act Rule 0-11

(Set Forth the Amount on Which the Filing Is Calculated and State How It Was Determined):

(4) Proposed Maximum Aggregate Value of Transaction:

(5) Total Fee Paid:

[ ]	Fee Paid Previously with Preliminary Materials.
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(1) Amount Previously Paid:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2004
DATE, TIME AND PLACE OF MEETING
INFORMATION CONCERNING PROXY
RECORD DATE AND OUTSTANDING VOTING SECURITIES
QUORUM, ABSTENTIONS AND BROKER NON-VOTES
VOTE REQUIRED
ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS
CLASS I CONTINUING DIRECTOR - TERM EXPIRES IN 2006
CLASS II NOMINEE FOR ELECTION AT 2004 ANNUAL MEETING - TERM EXPIRES IN 2007
CLASS III CONTINUING DIRECTOR - TERM EXPIRES IN 2005
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
THE BOARD AND ITS COMMITTEES
COMPENSATION OF DIRECTORS
REPORT OF AUDIT COMMITTEE
AUDIT COMMITTEE
SUMMARY COMPENSATION TABLE
OPTION GRANTS DURING FISCAL YEAR 2004
AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES IN FISCAL YEAR 2004
EMPLOYMENT AGREEMENTS
REPORT OF BOARD REGARDING EXECUTIVE COMPENSATION
PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION, INCLUDING PRINCIPAL EXECUTIVE OFFICER COMPENSATION
MEMBERS OF BOARD ACTING ON BEHALF OF COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPARATIVE STOCK PERFORMANCE
APPOINTMENT OF INDEPENDENT AUDITOR
AUDIT FEES
AUDIT RELATED FEES
FORMER AUDITOR
OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

[LOGO]

October 28, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Novo Networks, Inc. (the “Company”), which is to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Friday, December 3, 2004, commencing at 1:00 PM (Central Standard Time). The Company urges you to be present in person or to be represented by proxy at the Annual Meeting.

     The Notice of Annual Meeting and the Proxy Statement fully describe the purposes for the Annual Meeting, which include the following: (i) to elect one Class II director to serve until the 2007 Annual Meeting, and until his or her successor is duly elected and qualified; (ii) to ratify the selection of Grant Thornton, LLP as independent auditor of the Company for the fiscal year ending June 30, 2005; and (iii) to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The Company’s Board of Directors (the “Board”) believes that a favorable vote on each of the matters to be considered at the Annual Meeting is in the best interest of the Company and its stockholders, and the Board unanimously recommends a vote “FOR” each of those matters. Accordingly, the Company urges you to review the accompanying material carefully and to return the enclosed proxy promptly.

     The Board has fixed Tuesday, October 26, 2004, as the record date for the determination of the stockholders who will be entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting at the Company’s offices, 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and it also will be available for inspection at the Annual Meeting.

     Officers of the Company will be present to help host the Annual Meeting and to respond to any questions from stockholders. Regardless of whether or not you expect to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy without delay. You may vote in person even if you have previously returned a proxy.

Sincerely,

Barrett N. Wissman
Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2004

     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Novo Networks, Inc. (the “Company”), a Delaware corporation, will be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Friday, December 3, 2004, commencing at 1:00 PM (Central Standard Time).

     The Annual Meeting will be convened for the following purposes:

     1. to elect one Class II director to serve until the 2007 Annual Meeting and until his or her successor is duly elected and qualified;

     2. to ratify the selection of Grant Thornton, LLP as independent auditor of the Company for the fiscal year ending June 30, 2005; and

     3. to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. A copy of the Company’s 2004 Annual Report to Stockholders, which includes audited financial statements, is also enclosed with this notice.

     Only stockholders of record on Tuesday, October 26, 2004, are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting in the Company’s offices at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and it will also be available for inspection at the Annual Meeting.

     Each vote is important. To ensure that it is cast, the enclosed proxy should be marked, signed, dated and returned as promptly as possible in the postage-prepaid envelope that has been enclosed for that purpose. A stockholder may vote in person even if he or she has previously returned a proxy.

By Order of the Board of Directors,

Steven W. Caple
President

Dallas, Texas
October 28, 2004

NOVO NETWORKS, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2004

DATE, TIME AND PLACE OF MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Novo Networks, Inc., a Delaware corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $.00002 per share (the “Common Stock”), for use at the Company’s 2004 Annual Meeting of Stockholders (the “Annual Meeting”) or at any postponement or adjournment thereof, for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders. The Annual Meeting is to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Friday, December 3, 2004, commencing at 1:00 PM (Central Standard Time).

     This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about October 28, 2004. Stockholders should review the information provided herein in conjunction with the Company’s 2004 Annual Report to Stockholders (the “Annual Report”), which accompanies this Proxy Statement.

     The Company’s principal executive offices are located at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and its telephone number is (214) 777-4100.

INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Board. The giving of a proxy does not preclude the right to vote in person should any stockholder giving a proxy so desire. Stockholders have the unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary, at the Company’s headquarters, a written revocation or duly executed proxy bearing a later date. However, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     All shares represented by valid proxies at the Annual Meeting, unless the stockholder otherwise specifies, will be voted “FOR” the proposals (1) and (2) described in the Notice of Annual Meeting and at the discretion of the proxy holders with respect to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Annual Meeting or any adjournment or postponement thereof. Where a stockholder has appropriately specified how a proxy is to be voted, it will be cast accordingly.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing. In addition, the Company expects to retain the services of Georgeson Shareholder Communications, Inc. to act as the Company’s exclusive outside proxy solicitor in connection with the 2004 Annual Meeting. The fee for Georgeson’s services is expected to be approximately $5,000, plus reimbursement of certain expenses relating to the proxy solicitation.

RECORD DATE AND OUTSTANDING VOTING SECURITIES

     October 26, 2004, is the record date (the “Record Date”) for determining the stockholders who will be entitled to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding approximately:

•	52,323,701 shares of issued and outstanding Common Stock held by approximately 1,212 stockholders of record;

•	No shares of issued and outstanding Series A Convertible Preferred Stock (the “Preferred A Stock”);

•	4,500 shares of issued and outstanding Series B Convertible Preferred Stock (the “Preferred B Stock”) held by approximately 18 stockholders of record;

•	No shares of issued and outstanding Series C Convertible Preferred Stock (the “Preferred C Stock”); and

•	9,105 shares of Series D Convertible Preferred Stock (the “Preferred D Stock”) held by approximately two stockholders of record.

     An additional 326,087 and 1,300,714 shares of Common Stock are issuable upon the conversion of the outstanding Preferred B Stock and Preferred D Stock.

     Each share of Common Stock is entitled to one vote. The Common Stock constitutes the only outstanding securities of the Company that can vote at the Annual Meeting.

QUORUM, ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting, either in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select an inspector of elections for the Annual Meeting, who will be a designee of the Company’s transfer agent. Such inspector will determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

     Under Delaware law, abstentions and broker “non-votes,” which are proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, will be counted for determining whether a quorum is present, but will not be counted as votes cast.

VOTE REQUIRED

     The nominee receiving the greatest number of votes cast by those entitled to vote will be elected. For all other matters submitted at the meeting, an affirmative vote of the majority of the shares present in person or by proxy is necessary.

PROPOSAL 1

ELECTION OF DIRECTORS

     The Board is divided into three classes designated Class I, Class II and Class III. Directors in each class serve for a term of three years and until their successors are duly elected and qualified. There are two director seats in Class I and a single director seat in each of Class II and Class III. The second Class I director seat is currently vacant as a result of the resignation of Jan Robert Horsfall on August 13, 2003. The term of one class expires at each successive Annual Meeting.

     At the Annual Meeting, one individual will be elected as a Class II director, to serve until the Annual Meeting in 2007 and until his successor is duly elected and qualified. The nominee for election at the Annual Meeting as a Class II director of the Board is John Stevens Robling, Jr. Mr. Robling currently serves as a director of the Company and as a member of our Audit Committee.

     Under the Company’s bylaws, directors are elected by a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Proxy holders may not vote proxies for a greater number of individuals than the nominee named. Unless otherwise instructed, proxy holders will vote proxies for the nominee.

     If elected, Mr. Robling will serve as a director until the 2007 Annual Meeting and until his successor is duly elected and qualified or until his earlier resignation or removal. Information about the nominee is set forth in the following section entitled Class II Nominee for Election at 2004 Annual Meeting.

     The Board unanimously recommends a vote “FOR” the election of Mr. Robling as a Class II director.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

     The following table and biographical descriptions set forth certain information with respect to the nominee for election as a Class II director at the Annual Meeting and the continuing directors whose terms expire at the 2005 and 2006 Annual Meetings.

Name	Age	Principal Occupation	Director Since
CLASS I CONTINUING DIRECTOR (TERM EXPIRES IN 2006)
Peter J. Mixter	52	Private Investor	2004

CLASS II NOMINEE FOR ELECTION AT 2004 ANNUAL MEETING (TERM EXPIRES IN 2007)
John Stevens Robling, Jr.	54	Managing Director of the Liati Group, LLC	2001

CLASS III CONTINUING DIRECTOR (TERM EXPIRES IN 2005)
Barrett N. Wissman	42	Chairman of the Board of the Company	1999

CLASS I CONTINUING DIRECTOR - TERM EXPIRES IN 2006

     Peter J. Mixter, 52, has been one of the Company’s directors since July 9, 2004. He is a private investor. Mr. Mixter previously served as Managing Director of the Healthcare Corporate Finance Group and as a member of the Global Healthcare Management Committee for Lehman Brothers, Inc. While at Lehman Brothers, he participated in numerous healthcare-related mergers and acquisitions, public and private equity offerings, and debt issuances. Prior to joining Lehman Brothers, Mr. Mixter served as a served as Assistant Secretary and Lending Officer for the New England Division of Manufacturers Hanover Trust. He received a Bachelor of Arts degree from the University of Vermont and a Master of Business Administration degree from Columbia University.

CLASS II NOMINEE FOR ELECTION AT 2004 ANNUAL MEETING - TERM EXPIRES IN 2007

     John Stevens Robling, Jr., 54, has been one of the Company’s directors since June 5, 2001. He is Managing Director of the Liati Group. He also served in various capacities, including as the Company’s Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, from September 22, 1999, through August 31, 2000. Prior to his appointment to these positions, Mr. Robling was Chief Financial Officer of AxisTel Communications, Inc., one of the Company’s subsidiaries, and Gemini Voice Solutions, Inc., one of the Company’s minority interests. Before joining AxisTel in 1998, Mr. Robling was an independent financial advisor and specialized in offering private equity investment services to various clients. From 1992 to 1997, Mr. Robling was a principal, board member and investment committee member of Hamilton Lane Advisors, Inc., a private equity consulting firm headquartered in Philadelphia. Prior to joining Hamilton Lane, Mr. Robling was a Vice President at Lazard Freres & Co., LLC in its International and Mergers and Acquisitions Departments. He was also a member of the Country

Advisory Group, an informal partnership among Lazard Freres, S.G. Warburg, Inc. and Lehman Brothers, Inc., which advised the sovereign governments of developing countries. In connection with these engagements, Mr. Robling provided financial advisory services to national telecommunications authorities and multi-national telecommunications companies. Mr. Robling received a Bachelor of Arts degree, with distinction, from Georgetown University and a Master of Business Administration degree from the University of Chicago.

CLASS III CONTINUING DIRECTOR - TERM EXPIRES IN 2005

     Barrett N. Wissman, 42, has been one of the Company’s directors since September 22, 1999. He served as Chief Executive Officer from September of 1999 through April of 2000 and President from September of 1999 until January of 2003, at which time Mr. Wissman resigned as an officer and accepted the position of non-executive Chairman of the Board. He manages several financial management and investment advisory companies. Mr. Wissman holds Bachelor of Arts degrees, cum laude, in economics and political science from Yale University and a Master of Arts degree in music from Southern Methodist University.

EXECUTIVE OFFICERS

     Steven W. Caple, 39, is the Company’s President, a role he assumed on January 24, 2003. He previously served in the capacities of Senior Vice President, General Counsel and Secretary and Vice President of Legal Affairs. Mr. Caple joined the Company from GTE Corporation (now Verizon Communications, Inc.), where he was an Assistant General Counsel. Prior to GTE, he served as Assistant General Counsel for Chancellor Media Corporation (now Clear Channel Communications, Inc.). Mr. Caple joined Chancellor Media from Marcus Cable, LP (now Charter Communications, Inc.), where he also was Assistant General Counsel. Prior to Marcus Cable, Mr. Caple practiced law with the firm of Patton, Haltom, Roberts, McWilliams & Greer. He received his Bachelor of Arts degree from the University of Texas at Dallas and his Doctor of Jurisprudence degree, cum laude, from the University of Arkansas, where he also served as Managing Editor of the Arkansas Law Review.

     Patrick G. Mackey, 58, is the Company’s Senior Vice President of Accounting, a role he assumed on August 1, 2003. He previously served as the Company’s Senior Vice President of Administration. Mr. Mackey was formerly the Executive Vice President and Chief Financial Officer of Internet Global Services, Inc., one of the Company’s subsidiaries. From December 1998 to March 2000, he was a partner with Tatum CFO Partners, LLP, which assigned him to the Internet Global account. Mr. Mackey was an independent financial consultant from July 1996 to December 1998 working with various start-up companies in the healthcare and software industries. From January 1990 to July 1996, he was a founder and Executive Vice President, Chief Financial Officer and Chief Operating Officer of MultiTechnology Services, Inc., a provider of telephony and cable television in multi-family residential communities. Mr. Mackey received his Bachelor of Science degree in accounting from Louisiana Tech University and is a Certified Public Accountant.

SECURITY OWNERSHIP OF DIRECTORS,
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of the Record Date by: (i) each person who is a beneficial owner of more than 5% of the Company’s Common Stock; (ii) each director of the Company; (iii) the Named Executive Officers; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the address of each listed stockholder is in care of the Company at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201. All of the shares indicated in the table below are of Common Stock:

	NUMBER OF SHARES	PERCENTAGE
	BENEFICIALLY	BENEFICIALLY
HOLDERS	OWNED (1)	OWNED (1)
Steven W. Caple (2)	396,385	*
Patrick G. Mackey (3)	767,157	1.4%
Peter J. Mixter (4)	50,000	*
John Stevens Robling, Jr. (5)	170,000	*
Barrett N. Wissman (6)	4,852,659	8.8%
Officers and Directors as a Group (Five Persons)(7)	6,236,201	11.0%
Hunt Asset Management, LLC (8)	10,316,200	19.7%
IEO Investments Limited (9)	10,316,200	19.7%

*	Represents less than one percent.

(1)	For purposes of this table, a person is deemed to have beneficial ownership of the number of shares of Common Stock that such person has the right to acquire within 60 days of the Record Date. Percentages have been based on the Company having 52,323,701 shares of Common Stock issued and outstanding. For purposes of computing the percentage of outstanding shares of Common Stock held by any individual listed in this table, any shares of Common Stock which such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes (a) 26,385 shares of Common Stock owned directly and (b) vested options to purchase 370,000 shares of Common Stock.

(3)	Includes (a) 17,157 shares of Common Stock owned directly and (b) vested options to purchase 750,000 shares of Common Stock.

(4)	Includes vested options to purchase 50,000 shares of Common Stock.

(5)	Includes (a) 120,000 shares of Common Stock owned directly and (b) vested options to purchase 50,000 shares of Common Stock.

(6)	Includes (a) 25,000 shares of Common Stock owned directly, (b) vested options to purchase 2,950,000 shares of Common Stock, (c) 1,741,659 shares of Common Stock held by Sienna Continuity Trust, for which Mr. Wissman is a beneficiary, and (d) 136,000 shares of Common Stock held by Sandera Partners, LP, in which Mr. Wissman has shared control. The address for Mr. Wissman is Post Office Box 1011, Fredriksted, St. Croix, United States Virgin Islands 00841.

(7)	Includes vested options to purchase 4,170,000 shares of Common Stock.

(8)	This information is based on information reported by the stockholder in filings made with the Securities and Exchange Commission (the “Commission”). The address of Hunt Asset Management, LLC is 1601 Elm Street, 40th Floor, Dallas, Texas 75201.

(9)	This information is based on information reported by the stockholder in filings made with the Commission. The address of IEO Investments Limited is Hunkins Waterfront Plaza, Main Street Post Office Box 556, Charlestown, Nevis, West Indies. IEO Investments Limited is owned by Hunt Asset Management, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), requires the Company’s directors, executive officers, and individuals who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and changes in ownership of Common Stock with the Commission. Such persons are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports that they file.

     To the Company’s knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company’s directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the fiscal year ended June 30, 2004, except for the late filing of a Form 3 and a Form 4 for Peter J. Mixter, due to a delay in the receipt of electronic filing codes, and a Form 4 for each of Barrett N. Wissman, John Stevens Robling, Jr. and Russell W. Beiersdorf, due to certain strategic efforts of the Company that were underway at the time of their annual stock option grants.

THE BOARD AND ITS COMMITTEES

     The business of the Company is managed under the direction of the Board. The Board interacts with management and meets on a regular basis during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2004, the Board had four special meetings and acted by unanimous written consent on three occasions. Each member of the Board participated in at least 75% of such Board and applicable committee meetings held during the fiscal year and the period during which he was a director.

     The Board is currently comprised of Peter J. Mixter, John Stevens Robling, Jr. and Barrett N. Wissman. Messrs. Mixter and Robling are considered by the Company to be “independent” as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers Manual (“Rule 4200(a)(15)”). Mr. Wissman serves as Chairman of the Board.

     The Board has established an Audit Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of that committee and its current members are set forth below.

     The Audit Committee recommends to the Board the appointment of the firm selected to serve as the independent auditor for the Company and its subsidiaries and monitors the performance of any such firm. It also reviews and approves the scope of the audit and evaluates, with the independent auditor, the Company’s audit and annual financial statements, reviews with management the status of internal accounting controls, evaluates issues having a potential financial impact on the Company, which may be brought to the Audit Committee’s attention by management, the independent auditors, or the Board and evaluates public financial reporting documents of the Company. The Audit Committee currently includes Peter J. Mixter and John Stevens Robling, Jr. During the fiscal year ended June 30, 2004, the Audit Committee met four times. Mr. Robling currently serves as Chairman of the Audit Committee. Mr. Robling also serves as the Audit Committee’s financial expert.

     The Company does not currently have an Executive Committee, a Compensation Committee or a Nominating Committee. Due to the current size and composition of the Board, the functions customarily attributable to an Executive Committee, a Compensation Committee and a Nominating Committee are performed by the Board as a whole.

     Our Board believes that it is not necessary at present to have a standing nominating committee or a charter with respect to the nomination process because the size and composition allow it to adequately identify and evaluate qualified candidates for directors. However, our Board may consider appointing such a committee in the future. Currently, each of our directors participates in the consideration of director nominees, and the evaluation of candidates on the bases of financial literacy, industry knowledge, relevant experience, stockholder status, moral character, Rule 4200(a)(15) independence and willingness and ability to serve. Aside from the foregoing qualities, the Board does not have a minimum set of qualifications that must be met by nominees.

     Nominees that any of our stockholders would like our Board to consider for election at the next Annual Meeting must be received by the Company at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, by June 30, 2005, in order for them to be considered by our Board for nomination. Specific instructions for such stockholder nominations may be found on Page 13 of this Proxy Statement.

     If a position on the Board were to unexpectedly become vacant, it would be filled by the Board and all remaining directors would participate in the selection of an appropriate individual to fill the vacancy. The newly appointed director would serve out the remainder of the term of the director whose position became vacant.

COMPENSATION OF DIRECTORS

     Each independent director receives $1,000 for each Board and committee meeting attended in person and $500 for each Board and committee meeting attended by conference call, with the exception of members of the Audit Committee, who receive $750 for each meeting attended by conference call. In addition, each independent director receives a $5,000 annual stipend. The Chairman of the Board receives a $100,000 annual stipend, which is paid by the Company in 12 monthly installments. Finally, each director receives an annual award of 25,000 fully vested stock options. In 2004, Mr. Mixter received an additional 25,000 fully vested stock options upon his appointment to our Board of Directors.

REPORT OF AUDIT COMMITTEE

     The Audit Committee is made up of the following members: Peter J. Mixter and John Stevens Robling, Jr. The Audit Committee operates pursuant to a charter approved and adopted by the Board on September 7, 2000. In accordance with the charter, all of the members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise.

     The Audit Committee’s charter provides for at least three members. However, due to the current size and composition of the Board, only two members serve on the Audit Committee. The Board is considering whether to amend the audit committee charter to provide for a two member committee or whether to appoint a director to fill the Class I director vacancy left after the resignation of Jan Robert Horsfall who would also be appointed to fill the vacancy on our Audit Committee.

     The Audit Committee, on behalf of the Board, oversees the Company’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with the Company the audited financial statements and the footnotes thereto in the Annual Report and discussed with the Company the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Company’s outside auditor is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the outside auditor its judgments as to the quality, not just the acceptability, of the Company’s accounting principles generally accepted in the United States of America and such other matters as are required to be discussed by the Audit Committee with the Company’s outside auditor under generally accepted auditing standards of the Public Company Oversight Board (United States of America).

     The Audit Committee discussed with the outside auditor the outside auditor’s independence from management and the Company, and received the written disclosures concerning the outside auditor’s independence required by the Independence Standards Board to be made by the outside auditor to the Company.

     The Audit Committee discussed with the Company’s outside auditor the overall scope and plans for its audit. The Audit Committee also met with the outside auditor to discuss the results of its examination, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K, as filed with the Commission.

AUDIT COMMITTEE

Peter J. Mixter
John Stevens Robling, Jr.

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding the compensation awarded of those persons (i) who served or acted as the Company’s principal executive officer, (ii) who were the Company’s other four most highly compensated executive officers and (iii) two persons who would have been one of the most highly compensated executive officers had they been employed by the Company as of June 30, 2004 (the “Named Executive Officers”) for the past three fiscal years.

		ANNUAL
		COMPENSATION			LONG TERM
					COMPENSATION
				OTHER	SECURITIES
				ANNUAL	UNDERLYING	OTHER
				COMPEN-	OPTIONS/	COMPEN-
NAME	YEAR	SALARY ($)	BONUS	SATION	SARS (#)	SATION (3)
Steven W. Caple	2004	190,000	—	—	—	9,959
President	2003	160,000	45,000	—	500,000 (1)	7,321
	2002	127,500	30,000	—	—	4,477

Patrick G. Mackey	2004	180,000	—	—	—	25,938
Senior Vice President of Accounting	2003	180,000	—	—	500,000 (1)	19,310
	2002	180,000	—	—	—	11,525

Barrett N. Wissman	2004	—	—	100,000	25,000 (1)	9,315
Chairman and Former President (2)	2003	95,000	—	50,000	25,000 (1)	8,635
	2002	190,000	—	—	—	7,377

(1)	Represents stock options granted under the 1999 Omnibus Plan.

(2)	Mr. Wissman resigned as the Company’s President, effective on December 31, 2002, and began serving as its Chairman of the Board, commencing on January 1, 2003. The compensation reported in the table for 2003 includes $95,000 for his services as President and $50,000 for his services as Chairman of the Board. In 2004, Mr. Wissman was paid $100,000 for his services as Chairman of the Board.

(3)	Represents payments made by the Company for health and life insurance premiums and allocations of forfeitures in the Company’s 401(k) plan for the years ended June 30, 2003, and 2004, respectively.

OPTION GRANTS DURING FISCAL YEAR 2004

     The Company has never granted any stock appreciation rights (“SARs”). No options to acquire shares of Common Stock were granted to the Named Executive Officers during the fiscal year ended June 30, 2004.

AGGREGATED OPTION EXERCISES AND YEAR-END
OPTION VALUES IN FISCAL YEAR 2004

     There were no options exercised by the Named Executive Officers during the fiscal year ended June 30, 2004, and none of the outstanding options were in-the-money as of that date. The following table describes the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers as of June 30, 2004.

			NUMBER OF SECURITIES
			UNDERLYING UNEXERCISED		VALUE OF
	SHARES		OPTIONS/SARS AT FISCAL		UNEXERCISED
	ACQUIRED ON	VALUE	YEAR END (#)		IN THE MONEY OPTIONS/SAR AT
NAME	EXERCISE	REALIZED	EXERCISABLE	UNEXERCISABLE	FISCAL YEAR END
Steven W. Caple	—	—	370,000	250,000	—
Patrick G. Mackey	—	—	750,000	250,000	—
Barrett N. Wissman	—	—	2,950,000	—	—

EMPLOYMENT AGREEMENTS

     Steven W. Caple. Mr. Caple currently serves as the Company’s President. On October 5, 2001, the Company entered into a retention agreement with Mr. Caple, whereby he received an annual base salary of $130,000 and two bonuses of not less than $30,000 each, which were payable in April and October of each year, to stay on as the Company’s Senior Vice President, General Counsel and Secretary. When Mr. Caple was appointed to the position of President on January 24, 2003, his compensation was changed to an annual base salary of $190,000. He was granted options to purchase 60,000 shares of Common Stock under the 1999 Omnibus Securities Plan. These options have an exercise price of $16.88 per share and vested as follows: 20,000 vested on June 26, 2001; 20,000 vested on June 26, 2002; and 20,000 vested on June 26, 2003. In addition, Mr. Caple was granted options to purchase 60,000 shares of Common Stock under the 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share and vested as follows: 15,000 vested on June 26, 2001; 15,000 vested on June 26, 2002; 15,000 vested on June 26, 2003; and 15,000 vested on June 26, 2004. Finally, Mr. Caple was granted options to purchase an additional 500,000 shares of Common Stock under the 1999 Omnibus Plan. These options have an exercise price of $0.055 per share and vest as follows: 125,000 shares vested on February 21, 2003; 125,000 vested on February 21, 2004; 125,000 will vest on February 21, 2005; and 125,000 will vest on February 21, 2006. If the Company terminates Mr. Caple’s employment without cause or he terminates his employment with good reason, Mr. Caple will be entitled to the cash equivalent of his salary for six months.

     Patrick G. Mackey. Mr. Mackey currently serves the Company’s Senior Vice President of Accounting, a position he assumed on August 1, 2003. On March 10, 2000, the Company entered into an employment agreement with an initial term expiring on March 10, 2004. The agreement automatically renews for successive 12-month periods unless either party gives the other party written notice of non-renewal at least 90 days before the end of the then current employment term. Mr. Mackey receives an annual base salary of $180,000, with increases in base salary and awards of bonuses at the discretion of the Board. Mr. Mackey was granted options to purchase 250,000 shares of Common Stock under the 1999 Omnibus Securities Plan. These options have an exercise price of $28.50 per share and vested as follows: 83,334 vested on March 16, 2001; 83,333 vested on March 16, 2002; and 83,333 vested on March 16, 2003. In addition, Mr. Mackey was granted an option to purchase 250,000 shares of Common Stock under the 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share and vested as follows: 62,500 vested on March 16, 2001; 62,500 vested on March 16, 2002; 62,500 vested on March 16, 2003; and 62,500 vested on March 16, 2004. Finally, Mr. Mackey was granted options to purchase an additional 500,000 shares of Common Stock under the 1999 Omnibus Plan. These options have an exercise price of $0.055 per share and vest as follows: 125,000 shares vested on February 21, 2003; 125,000 vested on February 21, 2004; 125,000 will vest on February 21, 2005; and 125,000 will vest on February 21, 2006. If the Company terminates Mr. Mackey’s employment without cause or he terminates his employment for good reason, Mr. Mackey will be entitled to the cash equivalent of his salary for six months.

     Barrett N. Wissman. The Company entered into an employment agreement with Mr. Wissman, whereby he served as the Company’s President and received an annual base salary of $190,000. The agreement commenced on April 3, 2000, and was to expire on April 2, 2004. However, it was modified, effective December 31, 2002, to reflect Mr. Wissman’s resignation as President and appointment as Chairman of the Board, a position that had been vacant since Jeffrey A. Marcus resigned on June 5, 2001. Pursuant to the modification, Mr. Wissman receives annual compensation as a director of $100,000, and the agreement may be terminated by either Mr. Wissman or the Board, upon the delivery by either party of thirty days prior written notice. He was granted options to purchase 1,400,000 shares of Common Stock. These options have an exercise price of $23.00 per share and vested as follows: 350,000 vested on July 2, 2000; 350,000 vested on April 2, 2001; 350,000 vested on April 2, 2002; and 350,000 shares vested on April 2, 2003. In addition, the Company granted Mr. Wissman options to purchase 1,400,000 shares of Common Stock under the 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share and vested as follows: 350,000 shares vested on January 10, 2001; 350,000 vested on April 2, 2001; 233,333 vested on April 2, 2002; 233,333 vested on April 2, 2003; and 233,334 vested on April 2, 2004. Finally, Mr. Wissman was granted options to purchase 150,000 shares of Common Stock under the 1999 Omnibus Plan. These options are fully vested, and 100,000 of them have an exercise price of $10.00 per share, 25,000 have an exercise price of $ .055 per share and 25,000 have an exercise price of $0.027.

REPORT OF BOARD REGARDING EXECUTIVE COMPENSATION

     The Board is responsible for reviewing the compensation paid to the Company’s executive officers and determining such compensation. The Board approves all compensation paid to executive officers, with the exception of grants of stock options, which are made by the Option Subcommittee, subject to Board approval, as provided in the Company’s 1999 Omnibus Securities Plan and the 2001 Equity Incentive Plan. During the fiscal year ended June 30, 2004, the Board made all compensation related determinations.

PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION,
INCLUDING PRINCIPAL EXECUTIVE OFFICER COMPENSATION

     The Company’s compensation strategies are designed to attract and to retain the best possible executive talent under the circumstances. Compensation packages to executive officers include a base salary that recognizes individual performance and cash and equity-based incentives designed to align the financial interests of executives with those of the stockholders. The Company maintains agreements with its executive officers. Each such arrangement provides for a base salary, annual discretionary cash incentive bonus and the award of an option to purchase Common Stock. The Company also provides its executive officers with medical, retirement and other fringe benefits generally available to other Company employees. However, certain of the premiums are paid by the Company on behalf of the executive officers. Base salary for the Company’s executive officers under their respective agreements was determined by evaluating the responsibilities of the position held by, and the personal experience level of, the specific individual. In entering into these arrangements, the Board also considers such factors as each executive’s role in carrying out the Company’s business strategy and the potential for increasing value to the Company’s stockholders. The Board based its determination of the base salary and incentive compensation levels for Steven W. Caple and Patrick G. Mackey based upon their respective responsibilities and levels of business experience.

MEMBERS OF BOARD ACTING ON BEHALF OF COMPENSATION COMMITTEE

Peter J. Mixter
John Stevens Robling, Jr.
Barrett N. Wissman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2004, compensation matters were handled by the Board as a whole, and no member of the Board was an officer or employee of the Company other than Barrett N. Wissman. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board or Compensation Committee.

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Company’s Common Stock from the effective date of the Company’s Form 10 on February 18, 2000, through June 30, 2004, with the cumulative total return on the NASDAQ Composite Index and the NASDAQ Telecommunications Index over the same period (assuming an investment of $100 in the Company’s Common Stock, the NASDAQ Composite Index and the NASDAQ Telecommunications Index on February 18, 2000, and reinvestment of all dividends).

	NOVO NETWORKS, INC.		NASDAQ	NASDAQ
	(NVNW)		COMPOSITE	TELECOM
2/18/00	$100.00		$100.00	$100.00
3/31/00	125.00		103.65	102.95
6/30/00	67.39		89.90	81.34
9/30/00	55.43		83.25	68.19
12/31/00	19.84		56.00	43.29
3/31/01	7.88		41.71	31.03
6/30/01	1.52		48.99	29.11
9/30/01	0.00	*	33.97	18.97
12/31/01	0.00	*	44.21	22.11
3/31/02	0.57		41.83	16.23
6/30/02	0.22		33.17	9.67
9/30/02	0.22		26.57	8.26
12/31/02	0.26		30.27	10.16
3/31/03	0.22		31.04	11.35
6/30/03	0.20		36.78	13.69
9/30/2003	0.09		40.50	14.59
12/31/2003	0.10		45.41	17.15
3/31/2004	0.11		45.20	17.18
6/30/2004	0.11		46.42	17.38

* Trading halted by NASDAQ.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT AUDITOR

     Grant Thornton, LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended June 30, 2004. The Audit Committee and the Board have also selected Grant Thornton as the independent auditors of the Company for the fiscal year ending June 30, 2005. The ratification of the appointment of Grant Thornton will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the foregoing appointment of Grant Thornton is not ratified by stockholders, the Board will appoint other independent accountants whose appointment for any period subsequent to the 2004 Annual Meeting of Stockholders will be subject to the approval of stockholders at the meeting. No member of Grant Thornton or any of its associates has any financial interest in the Company or its affiliates.

     Grant Thornton’s opinion on the Company’s financial statements for the year ended June 30, 2004, indicates that it was prepared based on the assumption that the Company continues as a going concern, but that substantial doubt exists concerning the Company’s ability to do so. During the period from June 30, 2004, to the present (i) there have been no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused the independent accountants to make reference to such matters in connection with its report; and (ii) there have been no reportable events, as described in Regulation S-K Item 304(a)(1)(v). Representatives of Grant Thornton are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

AUDIT FEES

     Fiscal Year 2004. The aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2004, together with its review of the financial statements included in the Company’s quarterly reports on Form 10-Q and the audit of a subsidiary and review of financial statements included in the Company’s reports on Form 8-K, amounted to approximately $69,000. Grant Thornton did not perform any non-audit services for the Company during fiscal year 2004, including those defined in Rule 2-11(c)(4)(ii) of Regulation S-X. All services to be performed for us by our independent public accountants must be pre-approved by the Audit Committee, which has chosen not to adopt any pre-approval policies for enumerated services and situations, but instead has retained the sole authority for such approvals.

     Fiscal Year 2003. The aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2003, amounted to $74,770. Grant Thornton did not performed any non-audit services for the Company during fiscal year 2003, including those defined in Rule 2-11(c)(4)(ii) of Regulation S-X. All services to be performed for us by our independent public accountants must be pre-approved by the Audit Committee, which has chosen not to adopt any pre-approval policies for enumerated services and situations, but instead has retained the sole authority for such approvals.

AUDIT RELATED FEES

	FY 2004	FY 2003
Audit Fees
Grant Thornton, LLP	$69,000	$74,770
BDO Seidman, LLP	—	$14,335

Audit Related Fees
Grant Thornton, LLP	—	—
BDO Seidman, LLP	—	—

Tax Fees
Grant Thornton, LLP	—	—
BDO Seidman, LLP	$36,449	$109,012

Other Fees
Grant Thornton, LLP	—	—
BDO Seidman, LLP	—	—

	$105,449	$198,117

FORMER AUDITOR

     Arthur Andersen, LLP audited the financial statements of the Company for the fiscal year ended June 30, 2001. On July 30, 2002, the Company’s Audit Committee and Board unanimously recommended the dismissal of Arthur Andersen as the Company’s independent accountant. Arthur Andersen had served as the Company’s outside auditor since January 2, 2001. For the year ended June 30, 2001, the Arthur Andersen audit report did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles, except that such report did state that substantial doubt existed that the Company could continue as a going concern. During the period from January 2, 2001, through the end of the Company’s fiscal year ended June 30, 2001, and the subsequent interim period from July 1, 2001, to July 30, 2002 (the date of the referenced dismissal), there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in its report. During the period from January 2, 2001, through the end of the Company’s fiscal year ended June 30, 2001, and the subsequent interim period from July 1, 2001, to July 30, 2002 (the date of the referenced dismissal), there were no reportable events (as defined in regulation S-K Item 304(a)(l)(v)).

     Representatives of Grant Thornton are expected to attend the Annual Meeting. Neither representatives of Arthur Andersen nor BDO Seidman are expected to attend the Annual Meeting.

     The Board unanimously recommends a vote “FOR” the ratification of the appointment of Grant Thornton as the independent auditor of the Company.

OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING

     The Company knows of no other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the Annual Meeting, the persons named in the proxies will vote them in accordance with their best judgment.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at the next Annual Meeting if they comply with the requirements of the proxy rules established by the Commission and the terms of the Company’s bylaws. Proposals that are intended to be presented by stockholders at the 2005 Annual Meeting must be received by the Company at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, by June 30, 2005, in order for them to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting. In the case of other stockholder proposals not submitted in time to be included in the Company’s proxy materials, the Company may generally exercise discretionary voting authority as conferred by proxies at the 2005 Annual Meeting.

     A stockholder may recommend a nominee to become a director of the Company by giving the secretary (at the address set forth above) a written notice setting forth certain information, including:

•	the name, age, business and residence address of the person intended to be nominated;

•	a representation that the nominating stockholder is in fact a holder of record of the Company’s common stock entitled to vote at the meeting and that he or she intends to be present at the meeting to nominate the person specified;

•	a description of all arrangements between the nominating stockholder, the nominee and other persons concerning the nomination;

•	any other information about the nominee that must be disclosed in the proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934; and

•	the nominee’s written consent to serve, if elected.

     Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals set forth in the preceding paragraph. Copies of our bylaws are available upon written request made to the secretary of the Company at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in out proxy materials for a meeting of stockholders. The

Chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and our By-laws.

     Our stockholders may communicate directly with members of our Board of Directors. For direct communication with any member of our Board, please send your communication in a sealed envelope addressed to the applicable director inside of another envelope addressed to Mr. Patrick G. Mackey, Senior Vice President of Accounting, Novo Networks, Inc., 2311 Cedar Springs Road, Suite 400, Dallas, Texas, 75201. Mr. Mackey will forward such communication to the indicated director.

ANNUAL MEETING OF STOCKHOLDERS OF

NOVO NETWORKS, INC.

December 3, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Director:

NOMINEE:
☐	FOR THE NOMINEE	☐ John Stevens Robling, Jr.

☐	WITHHOLD AUTHORITY
FOR THE NOMINEE

2.	RATIFICATION OF SELECTION OF GRANT THORNTON LLP	FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned acknowledges receipt of (a) the 2004 Notice of Annual Meeting of Stockholders, (b) the 2004 Proxy Statement and (c) the 2004 Annual Report to Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO DESIRED, REVOKE THE PROXYAND VOTE YOUR SHARES IN PERSON.

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder                                        Date:                   Signature of Stockholder                                        Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOVO NETWORKS, INC.

ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having received the Notice, Proxy Statement, and Annual Report for the Annual Meeting of Stockholders of Novo Networks, Inc. (the “Company”) to be held on Monday, December 3, 2004 (the “Annual Meeting”), hereby appoints Steven W. Caple and Patrick G. Mackey, and each of them, with full power of substitution, as the undersigned’s proxies and attorneys-in-fact to vote at the Annual Meeting, or any adjournment thereof, all shares of voting stock of the Company, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote at the Annual Meeting, or any adjournment thereof, as shown on the reverse side.

(Continued and to be signed on the reverse side)

L4475